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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                JANUARY 28, 1999

                      SUNSHINE MINING AND REFINING COMPANY




   STATE OF DELAWARE                       1-10012                               75-2231378
(STATE OF ORGANIZATION)             (COMMISSION FILE NO.)             (IRS EMPLOYER IDENTIFICATION NO.)


                877 W. MAIN STREET, SUITE 600, BOISE, IDAHO 83702
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (208) 345-0660




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ITEM 5.   OTHER EVENTS.

On January 28, 1999, Sunshine Mining and Refining Company, a Delaware corporation (the "Company"), completed a private placement of $6,000,000 initial principal amount of its 5% Convertible Notes due January 28, 2001 (the "Notes"). The Company has agreed to file a registration statement with the Securities and Exchange Commission registering for resale the common stock issuable upon conversion of the Notes. Copies of the principal documents containing the terms of the Notes and certain obligations of the Company have been filed as exhibits to this report and are incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

 4.1 Registration Rights Agreement, dated as of January 28, 1999, between the Company, Westgate International, L.P. and Elliott Associates, L.P.

 4.2     Form of 5% Convertible Note due January 28, 2001.

10.1 Convertible Note Investment Agreement, dated as of January 27, 1999, between the Company, Westgate International, L.P. and Elliott Associates, L.P.






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SUNSHINE MINING AND REFINING COMPANY


February 4, 1999                      By:  /s/   John S. Simko
                                           -------------------------------------
                                           John S. Simko
                                           President and Chief Executive Officer





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                                INDEX TO EXHIBITS


Exhibit                    Description
-------                    -----------
 4.1                       Registration Rights Agreement, dated as of January
                           28, 1999, between the Company, Westgate
                           International, L.P. and Elliott Associates, L.P.

 4.2                       Form of 5% Convertible Note due January 28, 2001.

10.1                       Convertible Note Investment Agreement, dated as of
                           January 27, 1999, between the Company, Westgate
                           International, L.P. and Elliott Associates, L.P.